EXHIBIT 24.1

                                POWER OF ATTORNEY



         The undersigned certifies that she is a director of IKON Office Solutions, Inc. ("IKON").

         The undersigned hereby appoints each of William S. Urkiel and Don H. Liu as her attorneys-in-fact, each with the power of substitution, to execute, on her behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



         Dated this 9th day of September 2002.



                              /s/ JUDITH M. BELL
                              -----------------------------------
                              Judith M. Bell

                                POWER OF ATTORNEY



         The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

         The undersigned hereby appoints each of William S. Urkiel and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



         Dated this 9th day of September 2002.



                              /s/PHILIP E. CUSHING
                              --------------------------------------------
                              Philip E. Cushing

                                POWER OF ATTORNEY



         The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

         The undersigned hereby appoints each of William S. Urkiel and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



         Dated this 9th day of September 2002.



                              /s/THOMAS R. GIBSON
                              --------------------------------------------
                              Thomas R. Gibson

                                POWER OF ATTORNEY



         The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

         The undersigned hereby appoints each of William S. Urkiel and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



         Dated this 9th day of September 2002.



                              /s/RICHARD A. JALKUT
                              --------------------------------------------
                              Richard A. Jalkut

                                POWER OF ATTORNEY



         The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

         The undersigned hereby appoints each of William S. Urkiel and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



         Dated this 9th day of September 2002.



                              /s/ARTHUR E. JOHNSON
                              --------------------------------------------
                              Arthur E. Johnson

                                POWER OF ATTORNEY



         The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

         The undersigned hereby appoints each of William S. Urkiel and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



         Dated this 9th day of September 2002.




                              /s/KURT M. LANDGRAF
                              --------------------------------------------
                              Kurt M. Landgraf

                                POWER OF ATTORNEY



         The undersigned certifies that she is a director of IKON Office Solutions, Inc. ("IKON").

         The undersigned hereby appoints each of William S. Urkiel and Don H. Liu as her attorneys-in-fact, each with the power of substitution, to execute, on her behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



         Dated this 9th day of September 2002.



                              /s/ MARILYN WARE
                              -----------------------------------
                              Marilyn Ware